UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2013

RUTH’S HOSPITALITY GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-51485

Delaware	72-1060618
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1030 W. Canton Avenue, Ste. 100
Winter Park, FL 32789
(Address of principal executive offices, including zip code)

(407) 333-7440
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On June 18, 2013, Ruth’s Hospitality Group, Inc. was a presenter at the Jefferies 2013 Global Consumer Conference.   A copy of the presentation is being furnished as Exhibit 99.1 and furnished herewith. Also, a copy of a reconciliation of non-GAAP measures used in the presentation is being furnished as Exhibit 99.2 and furnished herewith.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing~~.~~

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1   Jefferies 2013 Global Consumer Conference Presentation, dated June 18, 2013.

Exhibit 99.2   Reconciliation of non-GAAP measures used in the Jefferies 2013 Global Consumer Conference Presentation, dated June 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: June 18, 2013	By:	/s/ Arne G. Haak
Arne G. Haak
Executive Vice President and Chief Financial Officer

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